UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 29, 2018

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-28000	58-2213805
(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia	30339-5949
(Address of Principal Executive Offices)	(Zip Code)

770-779-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of PRGX Global, Inc. (the “Company”) took certain actions with respect to the 2018 compensation for its executive officers, including the Company’s principal executive officer, principal financial officer and its other named executive officers, which are described in detail below.

2018 Short Term Incentive Plan

On May 29, 2018, the Committee established the material terms for the 2018 short term incentive plan (the “STI Plan”), in which the Company’s principal executive officer, principal financial officer and its other named executive officers will participate. The material terms of the 2018 STI Plan are as follows:

•	Bonus payments, if any, made under the 2018 STI Plan will be based on the Company’s level of achievement of pre-STI Plan bonus adjusted EBITDA from continuing operations and revenue from continuing operations in 2018. The Company must achieve a minimum level of pre-STI Plan bonus adjusted EBITDA (established by the Committee) in 2018 before any bonus payments may be made under the 2018 STI Plan.

•	The target bonus amount under the 2018 STI Plan for the Chief Executive Officer is 100% of his base salary, the target bonus amount for the Chief Commercial Officer and Senior Vice President – Global Client Operations is 80% of their respective base salaries, the target bonus amount for the Chief Financial Officer is 65% of her base salary, and the target bonus amount for the Senior Vice President and General Counsel is 60% of his base salary.

•	65% of the named executive officers’ target bonus amounts under the 2018 STI Plan will be based on the Company’s 2018 revenue performance (the “Revenue Component”) and 35% of the named executive officers’ target bonus amounts under the 2018 STI Plan will be based on the Company’s 2018 pre-STI Plan bonus adjusted EBITDA performance (the “EBITDA Component”), which components will be calculated independent of each other.

•	At threshold revenue performance, 25% of the Revenue Component is earned, at target revenue performance, 100% of the Revenue Component is earned, and 200% of the Revenue Component is earned at maximum revenue performance. At threshold pre-STI Plan bonus adjusted EBITDA performance, 15% of the EBITDA Component is earned, at target pre-STI Plan bonus adjusted EBITDA performance, 100% of the EBITDA Component is earned, and if pre-STI Plan bonus adjusted EBITDA exceeds target pre-STI Plan bonus adjusted EBITDA performance, 20% of such excess will be paid to STI Plan participants, with each participant’s share of such excess based on the ratio that the participant’s target bonus amount bears to the sum of the target bonus amounts for all STI Plan participants. It is expected that approximately 50 employees, including the named executive officers, will participate in the 2018 STI Plan.

Annual Equity Awards Grants

On May 29, 2018, the Committee made annual grants of equity incentive awards to its executive officers, including grants of shares of restricted stock (“Restricted Stock”) and performance-based restricted stock units (“PBUs”), with the Company’s named executive officers receiving the following annual equity incentive grants from the Company:

Name and Title	Restricted Stock		PBUs
Deborah M. Schleicher Chief Financial Officer	—	(1)	19,754
Michael Cochrane Senior Vice President – Global Client Operations	16,115		28,885
Daryl T. Rolley Senior Vice President and Chief Commercial Officer	16,115		23,672
Victor A. Allums Senior Vice President and General Counsel	13,836		19,754

Restricted Stock

The Restricted Stock was granted pursuant to the terms and conditions of the Company’s 2017 Equity Incentive Compensation Plan (the “Plan”) and the form of Restricted Stock Agreement for Employees. The Restricted Stock will vest and become non-forfeitable in three approximately equal installments on each of May 29, 2019, May 29, 2020 and May 29, 2021. The foregoing description is qualified in its entirety by reference to the form of Restricted Stock Agreement for Employees, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Performance-Based Restricted Stock Units

The PBUs were granted pursuant to the terms and conditions of the Plan and the form of Performance-Based Restricted Stock Unit Agreement for Employees. Each Unit corresponds to a share of common stock of the Company. If vested, 100% of the vested Units will be paid in whole shares of common stock. 50% of the Units vest and become payable based on the cumulative revenue from continuing operations, 35% of the Units vest and become payable based on the cumulative adjusted EBITDA from continuing operations and 15% of the Units vest and become payable based on the cumulative Adjacent Services revenue that the Company achieves, in each case, for the two-year performance period ending December 31, 2019. The Units will become payable, if at all, no later than 30 days after the Committee determines the performance criteria achieved for the performance period (which determination cannot, in any event, be earlier than January 2020 or after April 2020). At the threshold performance level, 35% of the Units will become vested and payable; at the target performance level, 100% of the Units will become vested and payable; and at the maximum performance level, 150% of the Units will become vested and payable. If performance falls between the stated performance levels, the percentage of Units that shall become vested and payable will be based on a straight line interpolation between such stated performance levels (although the Units may not become vested and payable for more than 150% of the Units and no Units shall become vested and payable if performance does not equal or exceed the applicable threshold performance level). The foregoing description is qualified in its entirety by reference to the form of Performance-Based Restricted Stock Unit Agreement for Employees, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

(1)	Ms. Schleicher received grants of Restricted Stock on May 21, 2018 in connection with her appointment as Chief Financial Officer.

Forms of the restricted stock unit agreement for employees, non-qualified stock option agreement for employees, stock appreciation rights agreement for employees, restricted stock agreement for non-employee directors, restricted stock unit agreement for non-employee directors and non-qualified stock option agreement for non-employee directors, which may be used as templates for future equity grants awarded to eligible persons under the Plan are attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

10.1	Form of Restricted Stock Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.2	Form of Performance-Based Restricted Stock Unit Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.3	Form of Restricted Stock Unit Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.4	Form of Non-Qualified Stock Option Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.5	Form of Stock Appreciation Rights Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.6	Form of Restricted Stock Agreement for Non-Employee Directors under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.7	Form of Restricted Stock Unit Agreement for Non-Employee Directors under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.8	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Form of Restricted Stock Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.2	Form of Performance-Based Restricted Stock Unit Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.3	Form of Restricted Stock Unit Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.4	Form of Non-Qualified Stock Option Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.5	Form of Stock Appreciation Rights Agreement for Employees under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.6	Form of Restricted Stock Agreement for Non-Employee Directors under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.7	Form of Restricted Stock Unit Agreement for Non-Employee Directors under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

10.8	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the PRGX Global, Inc. 2017 Equity Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and
General Counsel

Dated: June 4, 2018